UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 29, 2024
LAKELAND BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 697-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	LBAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2024, Provident Financial Services, Inc., a Delaware corporation (“Provident”), NL 239 Corp., a Delaware corporation and a direct, wholly owned subsidiary of Provident (“Merger Sub”), and Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland”), entered into Amendment No. 2 (the “Second Amendment”) to that certain Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of September 26, 2022, by and among Provident, Merger Sub and Lakeland, as amended by Amendment No. 1 to the Original Merger Agreement, dated as of December 20, 2023 (the “First Amendment” and the Original Merger Agreement, as amended by the First Amendment and the Second Amendment, the “Merger Agreement”), by and among Provident, Merger Sub and Lakeland.

Prior to the parties’ execution and delivery of the Second Amendment, Section 8.1(c) of the Merger Agreement provided that the Merger Agreement may be terminated at any time prior to the effective time of the merger of Merger Sub with and into Lakeland, with Lakeland as the surviving entity (the “Effective Time”), by either Provident or Lakeland if the merger shall not have been consummated on or before March 31, 2024 (the “Termination Date”). Pursuant to the Second Amendment, the parties amended Section 8.1(c) of the Merger Agreement to extend the Termination Date to June 30, 2024.

In addition, the parties amended the Merger Agreement and certain amendments to the bylaws of Provident (the “Provident Bylaw Amendment”) regarding governance matters that the board of directors of Provident will adopt prior to the Effective Time. As amended, the Merger Agreement provides that, effective as of the Effective Time, and in accordance with the Provident Bylaw Amendment, the number of directors that will comprise the full boards of directors of Provident and Provident Bank will be fourteen, of which nine will be directors of Provident immediately prior to the Effective Time and five will be directors of Lakeland immediately prior to the Effective Time.

Other than as expressly modified by the First Amendment (which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Lakeland with the U.S. Securities and Exchange Commission (the “SEC”) on December 20, 2023) and the Second Amendment, the Original Merger Agreement (which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Lakeland with the SEC on September 27, 2022) remains in full force and effect as originally executed on September 26, 2022. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment No. 2, dated March 29, 2024, to the Agreement and Plan of Merger, dated as of September 26, 2022, by and among Provident Financial Services, Inc., NL 239 Corp. and Lakeland Bancorp, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Forward-Looking Statements
This Current Report on Form 8-K and the exhibits filed herewith includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Lakeland’s and Provident’s beliefs, goals, intentions, and expectations regarding the proposed merger transaction (the “proposed transaction”), revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; our ability to satisfy the regulatory and other conditions to the closing of the transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.
Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward‐looking statements speak only as of the date they are made; Lakeland and Provident do not assume any duty, and do not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Lakeland and Provident. Such statements are based upon the current beliefs and expectations of the management of Lakeland and Provident and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Lakeland or Provident; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received, or that conditions to the closing are not satisfied on a timely basis or at all, or regulatory or other approvals are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Lakeland and Provident to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that any condition imposed or commitment entered into in connection with regulatory approvals for the proposed transaction cannot be satisfied; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Lakeland and Provident do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Provident’s operations and those of Lakeland; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Lakeland’s and Provident’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Lakeland’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Lakeland and Provident to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Lakeland and Provident; uncertainty as to the impacts of natural disasters or health epidemics on Lakeland, Provident and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of Lakeland’s and Provident’s Annual Report on Form 10‐K for the year ended December 31, 2023, and in other reports Lakeland and Provident file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.
DATE: March 29, 2024	By:	/s/Timothy J. Matteson
Timothy J. Matteson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary